                                    FORM 8-K

                                 CURRENT REPORT


                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

         DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED) JUNE 26, 2002



COMMISSION                          REGISTRANT; STATE OF INCORPORATION;                IRS EMPLOYER
FILE NUMBER                           ADDRESS; AND TELEPHONE NUMBER                    IDENTIFICATION NO.
-----------                         -----------------------------------                ------------------
1-9513                              CMS ENERGY CORPORATION                             38-2726431
                                    (A Michigan Corporation)
                                    Fairlane Plaza South, Suite 1100
                                    330 Town Center Drive
                                    Dearborn, Michigan 48126
                                    (313) 436-9261

1-5611                              CONSUMERS ENERGY COMPANY                           38-0442310
                                    (A Michigan Corporation)
                                    212 West Michigan Avenue
                                    Jackson, Michigan
                                    (517) 788-1030

1-2921                              PANHANDLE EASTERN PIPE LINE COMPANY                44-0382470
                                    (A Delaware Corporation)
                                    5444 Westheimer Road, P.O. Box 4967
                                    Houston, Texas 77210-4967
                                    (713) 989-7000


ITEM 5. OTHER EVENTS

               APPOINTMENTS AND RESIGNATIONS OF EXECUTIVE OFFICERS

On July 22, 2002, CMS Energy Corporation announced the appointment of Thomas J. Webb as executive vice president and chief financial officer of CMS Energy and Consumers Energy Company, effective in August 2002. Mr. Webb will succeed executive vice president, chief financial and administrative officer Alan M. Wright, who is leaving CMS Energy and Consumers Energy in August to join another company outside the energy industry.

On June 26, 2002, Rodger A. Kershner resigned his positions as senior vice president, general counsel and secretary of CMS Energy and senior vice president and secretary of Consumers Energy. On June 27, 2002, S. Kinnie Smith, Jr. was named to the positions of vice chairman and general counsel of CMS Energy and vice chairman of Consumers Energy. Mr. Smith's formal election to CMS Energy's board of directors will occur at the board's next meeting on August 1, 2002, filling the vacancy created by the resignation from the board of William T. McCormick, Jr. in June 2002.

                   AGREEMENTS TO SELL CMS OIL AND GAS COMPANY

On July 22, 2002, CMS Energy announced it had signed a definitive agreement and a letter of intent that together provide for the sale of CMS Energy's oil and gas exploration and production unit, CMS Oil and Gas Company, for approximately $232 million, which will result in a second quarter after tax loss of approximately $110 million. The buyers under the definitive agreement (which consisted of a primary definitive agreement and a separate stock purchase agreement) will be Perenco S.A., a privately held exploration and production company, and its affiliated companies. The primary definitive agreement with Perenco S.A. and its affiliates covers their purchases of the stock of CMS Oil and Gas Company and its primary international subsidiary, with the exception of subsidiaries holding CMS oil and gas interests in each of Venezuela and Colombia. Consummation of this primary sale transaction is subject to customary closing conditions, including notices to affected governments and partners. The Venezuelan subsidiary is the subject of a separate stock purchase agreement with a Perenco affiliate, and its sale is subject to certain governmental approvals relating to the Venezuelan concession. Negotiation of a third definitive agreement is actively underway with another party for CMS Oil and Gas Company's interests in Colombia, which are currently covered by the letter of intent.

Execution of the definitive agreement for the Colombian interests as well as closings on all three sales are expected in the third quarter, although CMS Energy cannot make any assurances as to completion of all such sales or such timing.

           COMPLETION OF NEW CREDIT FACILITIES AND DIVIDEND REDUCTION

On July 12, 2002, CMS Energy and its subsidiaries (the "Company") reached agreement with its lenders on five credit facilities totaling approximately $1.3 billion of credit for CMS Energy and its CMS Enterprises Company and Consumers Energy subsidiaries. The agreements were executed by various combinations of up to 21 lenders and by the Company as follows: a $295.8 million revolving credit facility by CMS Energy, maturing March 31, 2003; a $300 million revolving credit facility by CMS Energy, maturing December 15, 2003; a $150 million short term loan by CMS Enterprises, maturing December 13, 2002; a $250 million revolving credit facility by Consumers Energy, maturing July 11, 2003; and a $300 million term loan by Consumers Energy, maturing July 11, 2003 with a one-year extension at Consumers Energy's option.

Pursuant to restrictive covenants in the CMS Energy $295.8 million facility and the CMS Enterprises $150 million facility, CMS Energy is limited to quarterly dividend payments of $0.1825 per share and must receive $250 million in net cash proceeds from the planned issuance of equity or equity-linked securities by December 31, 2002 in order to pay a dividend thereafter. The CMS Energy $300 million facility does not have the foregoing restrictive covenant, but does include a limitation on cash dividends if CMS Energy's level of Cash Dividend Income to interest expense falls below 1.05 to 1.00. As a result of these dividend restrictions, CMS Energy's board of directors announced its intent to cut the CMS Energy common stock dividend by approximately 50 percent, to an annual rate of 72 cents per share. Also pursuant to restrictive covenants in its facilities, Consumers Energy is limited to dividend payments that will not exceed $300 million in any calendar year. In 2001, Consumers Energy paid $189 million in common stock dividends to CMS Energy.

The facilities are secured credits with mandatory prepayment of borrowings under certain of the facilities using proceeds from asset sales and capital market issuances. The CMS facilities grant the applicable bank groups either first or second liens on the capital stock of CMS Enterprises and its major direct and indirect domestic subsidiaries, including Panhandle Eastern Pipe Line Company (but excluding subsidiaries of Panhandle). The Consumers Energy facilities grant the applicable bank groups security through first mortgage bonds.

The new credit facilities essentially replace or restructure previously existing credit facilities or lines at CMS Energy or Consumers Energy, without substantially changing credit commitments. The three CMS facilities aggregating $745.8 million represent a restructuring of a prior CMS Energy $300 million three-year revolving credit facility maturing in June 2004 and a prior CMS Energy $450 million revolving credit facility originally maturing June 2002, but previously extended through July 12, 2002. The two Consumers Energy facilities aggregating $550 million replace a $300 million revolving credit facility that matured July 14, 2002 as well as various credit lines aggregating $200 million. All such prior credit facilities and lines were unsecured.

The CMS Energy $300 million facility and the CMS Energy $295.8 million facility, as well as the CMS Enterprises $150 term loan, each have an interest rate of LIBOR plus 300 basis points. The Consumers Energy $250 million facility and the Consumers Energy $300 million term loan have interest rates of LIBOR plus 200 basis points (although the rate may fluctuate depending on the rating of Consumers first mortgage bonds) and LIBOR plus 250 basis points, respectively.

The CMS facilities also have financial restrictions that limit CMS Energy's level of Consolidated Debt to Consolidated EBITDA to not more than 5.75 to 1 for the immediately preceding four quarters and its level of Cash Dividend Income to Interest Expense to not less than 1.25 to 1.0 for the immediately preceding four quarters. The Consumers Energy facilities' financial covenants limit its level of Total Consolidated Debt to Total Consolidated Capitalization to not greater than 0.65 to 1.0 and its Consolidated EBITA to Consolidated Interest Coverage to not less than 2.0 to 1.0 for the immediately preceding four quarters.

For a summary of the terms and conditions of each of the five agreements, see
Exhibit 10.6, Summary Terms and Conditions of Credit Facilities. Copies of each of the credit facilities as well as the guarantees and pledge agreements executed by CMS Energy, CMS Enterprises and their major domestic subsidiaries in support of the credit facilities are filed as exhibits to this Form 8-K.

                                ROUND-TRIP TRADES

On June 26, 2002, CMS Energy announced that the special committee of its board of directors selected the law firm Winston & Strawn to help the special committee launch a previously announced investigation into matters surrounding round-trip energy trades by the Company's marketing unit, CMS Marketing, Services and Trading (CMS MS&T). The special committee expects to complete its work and report to the board within approximately 60 to 90 days from this launch.

CMS Energy continues to cooperate with previously disclosed investigations by the Securities and Exchange Commission, the Commodities Future Trading Commission, the Federal Energy Regulatory Commission and the Department of Justice, which concern generally round-trip trading and the Company's financial statements, accounting practices and controls.

As previously disclosed, CMS Energy plans to amend as soon as practical its 2001 Form 10-K and restate its financial statements for 2000 and 2001 to eliminate the effects of round-trip trades. Ernst & Young LLP has commenced its audit work, to the extent necessary to support the Company's restatement and filing of a 2001 Form 10-K/A, but has advised CMS Energy that the re-audit work can only be completed following receipt of certain assurances regarding the results of the special committee's investigation.

Because of the nature of these investigations and re-audits, however, CMS Energy cannot make any assurances as to when the special committee will conclude its investigation, submit its report to the board and provide adequate assurances to Ernst & Young, when and with what results Ernst & Young will complete its re-audit efforts or the Department of Justice, SEC or other regulatory agencies will complete their investigations.

On July 11, 2002 and July 18, 2002, two Consumers Energy employees filed alleged class action lawsuits on behalf of the participants and beneficiaries of the CMS Employees' Savings and Incentive Plan in the United States District Court for the Eastern District of Michigan. CMS Energy, Consumers Energy and CMS MS&T are defendants in one action, and CMS Energy, Consumers Energy, and other alleged fiduciaries are defendants in the other. In connection with round-trip trades, the complaints allege retirement account losses resulting from breaches of the fiduciary obligations by the fiduciaries of the Plan. The complaints allege various counts arising under the Employee Retirement Income Security Act. A copy of the July 11, 2002 Complaint is filed as an exhibit to this Form 8-K.

             PLANS TO SHARPEN BUSINESS FOCUS, IMPROVE CASH FLOW AND
                              IMPROVE BALANCE SHEET

In addition to the increased liquidity from the CMS Energy common stock dividend cut described above, on June 26, 2002, CMS Energy announced a series of steps designed to further sharpen its business focus, improve cash flows and strengthen its balance sheet. In addition to identifying new assets to be sold, the company is restructuring its CMS MS&T unit and revising its business plan to reflect decreased energy trading activities. CMS MS&T will eliminate its speculative energy trading business line and reduce its work force by approximately 25 percent, or 50 positions. CMS Energy also announced plans to sell its energy performance contracting subsidiary, CMS Viron, as well as Panhandle's one-third ownership interest in Centennial Pipeline LLP, an interstate refined petroleum products pipeline.

On July 9, 2002, CMS Energy announced a series of initiatives to reduce operating costs by an estimated $50 million annually. These initiatives include the following:

-Relocating CMS Energy's corporate headquarters from Dearborn, Michigan, to a new headquarters building currently under construction in Jackson, Michigan. The Jackson headquarters building is scheduled to open beginning in March 2003 and will house an estimated 1,450 CMS Energy and Consumers Energy employees. The relocation will reduce corporate employee staffing requirements by an estimated 50 positions, and will reduce office lease, travel, salary and information technology costs;

-Changes in the Company's 401(k) savings program that provide additional savings for the Company and enhanced investment options for employee participants, which changes include the suspension of the 401(k) Company match for 28 months and the elimination of the Company's incentive match; and

-Changes in the Company's health care plan in order to keep benefits and costs competitive.

In addition to these initiatives, the Company also announced that compensation for CMS Energy's Chairman and Chief Executive Officer Ken Whipple will be largely deferred and based on the performance of CMS Energy common stock, thereby tying his compensation to the Company's future performance.

                        RECENT RATING AGENCIES DOWNGRADES

In recent weeks, the credit ratings of the publicly traded securities of each of CMS Energy, Consumers Energy and Panhandle (but not of Consumers Funding LLC) have been downgraded by the major rating agencies. The ratings downgrade for all three companies' securities is largely a function of the uncertainties associated with CMS Energy's financial condition and liquidity pending resolution of the round-trip trading investigations and lawsuits, the special board committee investigation, financial statement restatement and re-audit, and access to the capital markets. The current ratings are as follows:


                                                 S&P                 MOODY'S            FITCH
                                                 ---                 -------            -----
CMS ENERGY
----------
   Corporate Ratings                             BB                    --               --

   Senior Unsecured Debt                         B+                    B3               BB-
   (X-TRAS, GTNs,
   Unsecured Notes, REPS)

   Preferred Securities                          B                     Caa1             B-
   (QUIPS, ACTS, PEPs)

   Outlook/Credit Trend                          NEGATIVE              Review for       Rating Watch
                                                                       Possible         Negative
                                                                       Downgrade

CMS PANHANDLE
-------------
   Corporate Ratings                             BB                    --               --

   Senior Unsecured Notes                        BB                    Ba2              BB+

   Outlook/Credit Trend                          Negative              Review for       Rating Watch
                                                                       Possible         Negative
                                                                       Downgrade

CONSUMERS ENERGY
----------------
   Corporate Ratings                             BB                    --               --

   Secured Debt                                  BBB-                  Baa3             BBB

   Unsecured Debt                                B+                    Ba1              BB+

   Preferred Securities                          B                     Ba1              BB-

   Outlook/Credit Trend                          Negative              Review for       Rating Watch
                                                                       Possible         Negative
                                                                       Downgrade
CONSUMERS FUNDING LLC
---------------------
   Securitization Bonds                          AAA                   Aaa              AAA

 As a result of the most recent downgrades, contractual rights were triggered in several contractual arrangements between Company subsidiaries and third parties. More specifically, a $69 million loan to Panhandle made in connection with the December 2001 LNG off balance sheet monetization transaction is subject to a repayment demand up to the full amount by the unaffiliated equity partner in the LNG Holdings joint venture, although no such demand has been made to date. In addition, the construction lenders for the Guardian and Centennial pipeline projects, each partially owned by Panhandle, have requested acceptable credit support for Panhandle's guarantee of its pro rata portion of those construction loans, which portion aggregates $110 million including anticipated future draws. Further, one of the issuers of a joint and several surety bond in the approximate amount of $190 million supporting a CMS MS&T gas supply contract has demanded collateral for up to the full amount of such bond. A second issuer of surety bonds aggregating approximately $113 million in support of two other CMS MST gas supply contracts also has a right to request collateral for up to the full amounts of such bonds, and certain parties involved in those gas supply contracts have the right to seek replacement surety bonds due to the ratings downgrade of the current surety bond issuer. The Company is working with its contractual parties to find mutually satisfactory arrangements, but there can be no assurance of reaching such arrangements.

                           FORWARD-LOOKING STATEMENTS

This Form 8-K contains "forward-looking statements" that are subject to risks and uncertainties. They should be read in conjunction with the "Forward-Looking Statement Cautionary Factors" in CMS Energy's, Consumers' and Panhandle's Form 10-K, Item 1 (incorporated by reference herein) that discusses important factors that could cause CMS Energy's, Consumers Energy's and Panhandle's results to differ materially from those anticipated in such statements.


ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

4.1      $295.8 million revolving credit facility for CMS Energy, due March
         31, 2003
4.2      $300 million revolving credit facility for CMS Energy, due December
         15, 2003
4.3      $150 million short term loan for CMS Enterprises, due December 13, 2002
4.4      $250 million revolving credit facility for Consumers Energy, due July
         11, 2003
4.5 $300 million term loan for Consumers Energy, due July 11, 2003 with a one-year extension at Consumers' option
4.6 Eighty-First Supplemental Indenture, dated July 12, 2002 to the Indenture date as of September 1, 1945 between Consumers Energy and JPMorgan Chase, as Trustee.
4.7 Eighty-Second Supplemental Indenture, dated July 12, 2002 to the Indenture date as of September 1, 1945 between Consumers Energy and JPMorgan Chase, as Trustee.
4.8      Summary of Terms and Conditions of Credit Facilities
4.9      Grantors Pledge and Security Agreement for CMS Energy Corporation
4.10     Grantors Pledge and Security Agreement for CMS Enterprises Company
4.11     CMS Energy Pledge and Security Agreement
4.12     Guaranty for CMS Energy Corporation
4.13     Guaranty for CMS Enterprises Company
99.1     Schilling ERISA Complaint dated July 11, 2002

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrants have duly caused this report to be signed on their behalf by the undersigned hereunto duly authorized.


                              CMS ENERGY CORPORATION


Dated:   July 30, 2002        By:  /s/ Alan M. Wright
                                   --------------------------------------
                                     Alan M. Wright
                                     Executive Vice President, Chief Financial
                                     Officer and Chief Administrative Officer




                              CONSUMERS ENERGY COMPANY


Dated:   July 30, 2002        By:  /s/ Alan M. Wright
                                   --------------------------------------
                                     Alan M. Wright
                                     Executive Vice President, Chief Financial
                                     Officer and Chief Administrative Officer



                              PANHANDLE EASTERN PIPE LINE COMPANY


Dated:  July 30, 2002         By:  /s/ William J. Haener
                                   --------------------------------------
                                     William J. Haener
                                     Chairman of the Board

                                 EXHIBIT INDEX


4.1      $295.8 million revolving credit facility for CMS Energy, due March
         31, 2003
4.2      $300 million revolving credit facility for CMS Energy, due December
         15, 2003
4.3      $150 million short term loan for CMS Enterprises, due December 13, 2002
4.4      $250 million revolving credit facility for Consumers Energy, due July
         11, 2003
4.5 $300 million term loan for Consumers Energy, due July 11, 2003 with a one-year extension at Consumers' option
4.6 Eighty-First Supplemental Indenture, dated July 12, 2002 to the Indenture date as of September 1, 1945 between Consumers Energy and JPMorgan Chase, as Trustee.
4.7 Eighty-Second Supplemental Indenture, dated July 12, 2002 to the Indenture date as of September 1, 1945 between Consumers Energy and JPMorgan Chase, as Trustee.
4.8      Summary of Terms and Conditions of Credit Facilities
4.9      Grantors Pledge and Security Agreement for CMS Energy Corporation
4.10     Grantors Pledge and Security Agreement for CMS Enterprises Company
4.11     CMS Energy Pledge and Security Agreement
4.12     Guaranty for CMS Energy Corporation
4.13     Guaranty for CMS Enterprises Company
99.1     Schilling ERISA Complaint dated July 11, 2002